Exhibit 99.2
                                                                   ------------



                         STOCKHOLDER VOTING AGREEMENT

         STOCKHOLDER VOTING AGREEMENT, dated as of April 15, 2005 (this "Agreement"), by and among SeaChange International, Inc. ("Purchaser") and the stockholders of Liberate Technologies ("Seller") identified as the signatories hereto (collectively, the "Principal Stockholders," and each a "Principal Stockholder").

         WHEREAS, in connection with the execution of this Agreement, Purchaser and Seller are entering into an Asset Purchase Agreement, dated as of April 15, 2005, by and among Purchaser, Seller and Liberate Technologies B.V. (the "Netherlands Subsidiary"), as amended from time to time in accordance with the terms thereof (the "Asset Purchase Agreement"), which provides for, among other things, the sale, transfer, conveyance and assignment by Seller and the Netherlands Subsidiary to Purchaser of all the specified assets, properties, interest in properties and rights of Seller and the Netherlands Subsidiary in the Non-North America Business (as defined in the Asset Purchase Agreement) in accordance with the terms of the Asset Purchase Agreement;

         WHEREAS, Purchaser would not enter into the Asset Purchase Agreement unless each Principal Stockholder were to enter into this Agreement;

         WHEREAS, each Principal Stockholder is the record or Beneficial Owner of the number of Owned Shares (as defined herein) set forth opposite such Principal Stockholder's name on Schedule I hereto;

         WHEREAS, the Board of Directors of each of Seller and the Netherlands Subsidiary has, prior to the date of execution of this Agreement, duly and validly approved and adopted the Asset Purchase Agreement; and

         WHEREAS, as a stockholder of Seller, each Principal Stockholder will benefit from the Asset Purchase Agreement.

         NOW, THEREFORE, in consideration of Purchaser's entry into the Asset Purchase Agreement, each Principal Stockholder agrees with each other and Purchaser as follows:

         1. Certain Definitions. Capitalized terms not expressly defined in this Agreement will have the meanings ascribed to them in the Asset Purchase Agreement. For purposes of this Agreement:

         (a) "Beneficially Own," "Beneficial Owner" or "Beneficial Ownership" with respect to any securities means having voting power or investment power with respect to such securities (as determined pursuant to Rule 13d-3(a) under the Securities Exchange Act of 1934, as amended), except for those shares of Seller Common Stock which such Principal Stockholder has the right to acquire within 60 days.

         (b) "Family Group" means, with respect to a Principal Stockholder that is a natural Person, such Person's spouse, descendants (whether natural or adopted), or siblings.

         (c) "Permitted Transferee" means, with respect to a Principal Stockholder, (i) any member of such Stockholder's Family Group; (ii) the estate or any of the heirs or legatees of such Stockholder upon such Person's death; and (iii) any trust established and maintained for the benefit of (A) any Principal Stockholder that is a natural Person or (B) any member of such Stockholder's Family Group.

         (d) "Seller Common Stock" means the common stock, par value $0.01 per share, of Seller.

         (e) "Transaction" means the Asset Purchase Agreement, the sale of assets provided for therein and the consummation of the transactions contemplated thereby.

         2. Representations and Warranties of Principal Stockholders. Each Principal Stockholder represents and warrants as follows:

         (a) He or it Beneficially Owns the number of shares of Seller Common Stock set forth on Schedule I attached hereto (the "Owned Shares"), free from any lien, encumbrance, proxy, voting trust, voting agreement, voting restriction, understanding, right of first refusal, limitation on disposition, adverse claim of ownership, or restriction whatsoever and with full and sole power to vote the Owned Shares without the consent or approval of any other person or entity;

         (b) Except for the Owned Shares set forth on Schedule I, he or it does not Beneficially Own any other Seller Common Stock or hold any securities convertible into or exchangeable for Seller Common Stock;

         (c) Except as set forth on Schedule I hereto, he or it is the record holder of the Owned Shares;

         (d) This Agreement has been duly executed by each such Principal Stockholder and constitutes the valid and legally binding obligation of each such Principal Stockholder, enforceable against each such Principal Stockholder in accordance with its terms, except to the extent that (x) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditor's rights generally and (y) the availability of equitable remedies may be limited by equitable principles of general applicability;

         (e) The execution, delivery and performance of this Agreement by each such Principal Stockholder and the proxy contained herein does not violate or breach, and will not give rise to any violation or breach of, such Principal Stockholder's certificate of formation or limited liability company agreement or other organizational documents (if such Principal Stockholder is not an individual), or any law, contract, instrument, arrangement or agreement by which such Principal Stockholder is bound;

         (f) The execution, delivery and performance of this Agreement and the proxy contained herein do not, and performance of this Agreement will not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority (other than any necessary filing under the Exchange Act), domestic or foreign;

         (g) The execution, delivery and performance of this Agreement by each such Principal Stockholder and the other signatories hereto and the proxy contained herein does not create or give rise to any right in such Principal Stockholder or, to such Principal Stockholder's knowledge, in any other signatory hereto or any other person, with respect to the Owned Shares or any other security of Seller (including, without limitation, voting rights and rights to purchase or sell any shares of Seller Common Stock or other securities of Seller) pursuant to any stockholders' agreement or similar agreement or commitment, other than any such right as is duly and validly waived pursuant to Section 6 of this Agreement; and

         (h) The representations and warranties by each Principal Stockholder in Section 2(a) made herein are qualified in their entirety by the effects of applicable community property laws and the laws affecting the rights of marital partners generally.

         For all purposes of this Agreement, Owned Shares shall include any shares of Seller as to which Beneficial Ownership is acquired by a Principal Stockholder after the execution hereof.

         3. Covenant to Vote.

         (a) Each Principal Stockholder irrevocably and unconditionally agrees that, during the period commencing on the date hereof and continuing until the termination of this Agreement in accordance with Section 12 hereof:

                  (i) at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of the holders of Seller Common Stock held during the term of this Agreement called to vote upon the Transaction, however called, such Principal Stockholder will, provided that such Principal Stockholder has received written notice from Purchaser within a reasonable period of time prior to any such meeting that Purchaser is unable to vote the Owned Shares subject to the irrevocable proxy set forth in Section 4 herein (the "Proxy") at the meeting, appear at the meeting or otherwise cause the Owned Shares to be counted as present thereat for purposes of establishing a quorum and vote or consent (or cause to be voted or consented) the Owned Shares in favor of the Transaction;

                  (ii) such Principal Stockholder will execute and deliver (or cause to be executed and delivered) any written consent in favor of the Transaction with respect to all of the Owned Shares; and

                  (iii) such Principal Stockholder will not vote, or cause to be voted, any Owned Shares (or otherwise provide a proxy or consent or enter into another voting agreement with respect thereto) in favor of any other Alternative Proposal, nor vote the Owned Shares at a meeting of the holders of Seller Common Stock nor execute any written consent in lieu of a meeting of holders of Seller Common Stock if such vote or consent by the holders of Seller Common Stock would be inconsistent with or frustrate the purposes of the other agreements of such Principal Stockholder pursuant to the Asset Purchase Agreement or this Agreement.

         (b) For purposes of clarity, each Principal Stockholder acknowledges that the covenant set forth in Section 3(a) applies even if the Board of Directors of Seller withdraws, modifies or qualifies in a manner adverse to Purchaser its recommendation regarding the Asset Purchase Agreement or the Transaction.

         (c) Each Principal Stockholder hereby revokes any and all previous proxies with respect to such Principal Stockholder's Owned Shares.

         4. Irrevocable Proxy. Each Principal Stockholder hereby appoints Purchaser and any designee of Purchaser, each of them individually, each such Principal Stockholder's proxy and attorney-in-fact pursuant to the provisions of Section 212 of the Delaware General Corporation Law, as amended, with full power of substitution and resubstitution, to vote and act on each such Principal Stockholder's behalf and in each such Principal Stockholder's name, place and stead with respect to such Principal Stockholder's Owned Shares, at any annual, special or other meeting of the stockholders of Seller, and at any adjournment or postponement of any such meeting, held during the term of this Agreement and to act by written consent with respect to each such Principal Stockholder's Owned Shares, at all times during the term of this Agreement with respect to the matters referred to in, and in accordance with, Section 3(a) hereof. Each Principal Stockholder affirms that this proxy is coupled with an interest and shall be irrevocable. Each Principal Stockholder shall take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy. Except in order to vote the Owned Shares in accordance with Section 3(a), each Principal Stockholder covenants and agrees not to grant any subsequent proxy with respect to such Principal Stockholder's Owned Shares, and further covenants and agrees that any such proxy, if granted, shall not be valid or effective.

         5. Limitations on Transfer. Each Principal Stockholder agrees that he or it will not, without the prior written consent of Purchaser, (a) directly or indirectly, sell, transfer, pledge, assign or otherwise dispose of, or enter into any contract, option, commitment or other arrangement or understanding with respect to the sale, transfer, pledge, assignment or other disposition of, any of the Owned Shares or any securities convertible into or exchangeable for common stock of Seller, and (b) take any action that would prohibit, prevent or preclude such Principal Stockholder from performing its obligations under this Agreement, including, without limitation, the granting of a power of attorney with respect to the Owned Shares, depositing the Owned Shares in a voting trust or entering into any other stockholder voting agreements with respect to the Owned Shares, provided, however, that a Principal Stockholder may transfer any of its Owned Shares to a Permitted Transferee without the prior written consent of Purchaser if such Permitted Transferee executes a counterpart of this Agreement agreeing to be bound by this Agreement and agrees in writing to hold such Owned Shares (or interest in such Owned Shares) subject to all of the terms and provisions of this Agreement, provided that the Principal Stockholder shall remain liable under this Agreement in all respects. Each Principal Stockholder further agrees that this Agreement and each Principal Stockholder's obligations hereunder shall attach to such Principal Stockholder's Owned Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Owned Shares may pass, whether by operation of law or otherwise, including without limitation such Principal Stockholder's heirs, guardians, administrators or successors. Each Principal Stockholder further covenants and agrees not to request that Seller register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of such Principal Stockholder's Owned Shares, unless such transfer is made in compliance with this Agreement and acknowledges that Purchaser and Seller may notify Seller's transfer agent of the terms hereof. Each Principal Stockholder agrees, if requested by Purchaser, that such Principal Stockholder shall tender its Owned Shares for the inscription of a legend consistent with this Agreement.

         6. Consent to this Agreement. Each Principal Stockholder hereby consents, for purposes of any stockholders' agreement or other agreement or commitment among the stockholders of Seller, to the execution, delivery and performance of this Agreement by each other Principal Stockholder (and waives any rights such Principal Stockholder would otherwise have pursuant to any such stockholders' agreement or other agreement or commitment by virtue of the execution, delivery or performance of this Agreement). Each Principal Stockholder further consents and authorizes Purchaser and Seller to publish and disclose in the Proxy Statement (including all documents filed with the Commission in connection therewith) its identity and ownership of the Owned Shares and the nature of its commitments, arrangements and understandings under this Agreement.

         7. Specific Performance. Each Principal Stockholder agrees that irreparable damage to Purchaser would occur in the event that any of the provisions of this Agreement were not performed by it in accordance with their specific terms or were otherwise breached. It is accordingly agreed that Purchaser shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by each Principal Stockholder and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which it is entitled at law or in equity, and that each Principal Stockholder waives the posting of any bond or security in connection with any proceeding related thereto.

         8. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to constitute an original. This Agreement shall not be effective as to any party hereto until such time as this Agreement or a counterpart hereof has been executed and delivered by each party hereto (which delivery may be by facsimile).

         9. Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by Purchaser shall not preclude the simultaneous or later exercise of any other such right, power or remedy by Purchaser.

         10. No Waiver. The failure of Purchaser to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any Principal Stockholder hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by Purchaser of its right to exercise any such or other right, power or remedy or to demand such compliance.

         11. Stockholder Capacity. Each Principal Stockholder is executing this Agreement solely in his or its capacity as beneficial owner of the Owned Shares and not in its fiduciary capacity as a director or officer of Seller. Nothing herein shall prohibit, prevent or preclude such Principal Stockholder from taking or not taking any action in his capacity as an officer or director of the Company.

         12. Termination. This Agreement shall terminate upon the earlier to occur of (a) the Closing Date and (b) the date of termination of the Asset Purchase Agreement in accordance with its terms. Nothing in this Section 12 shall relieve or otherwise limit the liability of any party for breach of this Agreement.

         13. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

         14. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to Purchaser. Upon such a determination, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner so that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

         15. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no Principal Stockholder may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of Purchaser.

         16. Entire Agreement. This Agreement (together with the Asset Purchase Agreement and the other agreements and documents expressly contemplated hereby and thereby) embodies the entire agreement and understanding among the parties relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

         17. Amendments. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by each of the parties hereto.

                           [Signature page follows]

         IN WITNESS WHEREOF, each Principal Stockholder and Purchaser have duly executed this Stockholder Voting Agreement as of the date first above written.


                                      SEACHANGE INTERNATIONAL, INC.


                                      By:      /s/ William C. Styslinger III
                                             -----------------------------------
                                      Name:     William C. Styslinger III
                                             -----------------------------------
                                      Title:    President and CEO
                                             -----------------------------------


                                      PRINCIPAL STOCKHOLDERS:

                                               /s/ David Lockwood
                                             -----------------------------------
                                      David Lockwood


                                      LOCKWOOD FUND LLC


                                      By:      /s/ David Lockwood
                                             -----------------------------------
                                      Name:        David Lockwood
                                             -----------------------------------
                                      Title:       Managing Member
                                             -----------------------------------



                                SPOUSAL CONSENT
                                ---------------

         I, the undersigned, being the spouse of David Lockwood, a stockholder of Liberate Technologies (the "Company"), hereby acknowledge that I have read and hereby approve that certain Stockholder Voting Agreement dated as of April 15, 2005 in favor of SeaChange International, Inc. (the "Voting Agreement"). I hereby agree to be irrevocably bound by the Voting Agreement and that any community property interest that I may have in the Owned Shares shall be similarly bound by the Voting Agreement. I hereby appoint my spouse, David Lockwood, as my attorney-in-fact with respect to the exercise of any rights or the performance of any obligations under the Voting Agreement.



Date:    April 15, 2005

                                      Signature:   /s/ Naja Lockwood
                                                --------------------------------
                                      Name (Printed):  Naja Lockwood
                                                     ---------------------------

                                  Schedule I
                                  ----------


------------------------------------------------------------------------------
                                         |
                     Stockholder         |                 Owned Shares
-----------------------------------------|------------------------------------
                                         |
                    David Lockwood       |                   5,107,201
-----------------------------------------|------------------------------------
                                         |
                  Lockwood Fund LLC      |                   8,225,700
-----------------------------------------|------------------------------------
                                         |
                        TOTAL            |                  13,332,901
-----------------------------------------|------------------------------------